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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                      U.S. BANK NATIONAL ASSOCIATION (Exact
                  name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


            800 Nicollet Mall
         Minneapolis, Minnesota                                        55402
(Address of principal executive offices)                             (Zip Code)


                                Vaneta I. Bernard
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6413
            (Name, address and telephone number of agent for service)

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-1
                     (Issuer with respect to the Securities)

                 Delaware                                        06-6550395
     (State or other jurisdiction of                          (I.R.S. Employer
      incorporation or organization)                         Identification No.)


           800 Boylston Street,
          34th Floor, Boston, MA                                 02199-8157
 (Address of Principal Executive Offices)                        (Zip Code)

                  STUDENT LOAN ASSET BACKED NOTES SERIES 2006-1
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                                Comptroller of the Currency Washington, D.C.

              b)           WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                           POWERS.
                                Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  None

ITEMS 3-15   ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
             KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR
             WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

              1.  A copy of the Articles of Association of the Trustee.*

              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5. A copy of each Indenture referred to in Item 4. Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of September 30, 2005, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 9th of March, 2006.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Vaneta I. Bernard
                                                     ---------------------
                                                     Vaneta I. Bernard
                                                     Title:  Vice President




By:      /s/ Karen R. Beard
         -----------------------------------
         Karen R. Beard
         Title:  Vice President

                                    EXHIBIT 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  March 9, 2006


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:      /s/ Vaneta I. Bernard
                                                     ---------------------
                                                     Vaneta I. Bernard
                                                     Title:  Vice President




By:      /s/ Karen R. Beard
         -----------------------------------
         Karen R. Beard
         Title:  Vice President

                                    EXHIBIT 7
                                    ---------
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2005

                                    ($000'S)

                                                             9/30/2005
                                                             ---------
ASSETS
     Cash and Due  From Depository Institutions              $6,913,461
     Securities                                              41,305,628
     Federal Funds                                            3,300,808
     Loans & Lease Financing Receivables                    132,797,940
     Fixed Assets                                             1,767,618
     Intangible Assets                                       10,366,321
     Other Assets                                            10,215,546
     TOTAL ASSETS                                          $206,667,322

LIABILITIES
     Deposits                                              $130,337,423
     Fed Funds                                               17,257,962
     Treasury Demand Notes                                            0
     Trading Liabilities                                        176,079
     Other Borrowed Money                                    25,506,397
     Acceptances                                                 85,177
     Subordinated Notes and Debentures                        6,661,982
     Other Liabilities                                        5,968,944
     TOTAL LIABILITIES                                     $185,993,964

EQUITY
     Minority Interest in Subsidiaries                       $1,029,440
     Common and Preferred Stock                                  18,200
     Surplus                                                 11,804,040
     Undivided Profits                                        7,821,678
         TOTAL EQUITY CAPITAL                               $20,673,358

TOTAL LIABILITIES AND EQUITY CAPITAL                       $206,667,322

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Vaneta I. Bernard
    ---------------------
        Vaneta I. Bernard, Vice President

Date:   March 9, 2006